Exhibit 10(b)

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Heather Dzielak, Christine S. Frederick, Robert L. Grubka and Kelly Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M:
333-061594; 333-112972; 333-115839; 333-118480; 333-118479; 333-042507;
333-052194; 333-084684; 333-084688
LLANY Separate Account R for Flexible Premium Variable Life: 333-115884; 333-125791; 333-125993; 333-046113; 333-033778; 333-090508
LLANY Separate Account S for Flexible Premium Variable Life: 333-074325; 333-107461; 333-125794
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-118484; 333-118483; 333-115885; 333-081886; 333-081892;
333-090526
Variable Annuity Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 333-038007; 333-038270; 333-091226; 333-087434; 333-092298; 333-135737
Lincoln Life & Annuity Variable Annuity Account L: 333-010805
Lincoln New York Account N for Variable Annuities: 333-093875; 333-037982; 333-083718; 333-091182; 333-119531; 333-135638

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Signature                               Title

/s/ Dennis Glass
______________________________          President and Director
Dennis Glass                            (Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________          Chief Financial Officer and Director
Frederick J. Crawford                   (Principal Financial Officer)

/s/ J. Patrick Barrett
______________________________          Director
J. Patrick Barrett

/s/ Jon A. Boscia
______________________________          Director
Jon A. Boscia

/s/ Charles C. Cornelio
______________________________          Director
Charles C. Cornelio

/s/ George W. Henderson
______________________________          Director
George W. Henderson, III


/s/ Mark E. Konen
______________________________          Director
Mark E. Konen

/s/ Barbara S. Kowalczyk
_____________________________           Director
Barbara S. Kowalczyk

/s/ Marguerite Leanne Lachman
______________________________          Director
Marguerite Leanne Lachman

/s/ Louis G. Marcoccia
______________________________          Director
Louis G. Marcoccia

/s/ Jill S. Ruckelshaus
______________________________          Director
Jill S. Ruckelshaus

/s/ Michael S. Smith
______________________________          Director
Michael S. Smith

/s/ Westley V. Thompson
______________________________         Director
Westley V. Thompson

For Dennis Glass:

State of  Pennsylvania    )
                          ) SS.
County of Philadelphia    )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Marueen A. Cullen
------------------------------------
Notary Public
My Commission Expires:  9/13/08

For Frederick J. Crawford:

State of  Pennsylvania    )
                          ) SS.
County of Philadelphia    )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For J. Patrick Barrett:

State of N.Y.            )
                         ) SS.
County of Essex          )

Sworn and subscribed before me this 4th day of August, 2006.

/s/ Piilani J. Jaques
------------------------------------
Notary Public
My Commission Expires: November 30, 2006

For Jon A. Boscia:

State of Pennsylvania    )
                         ) SS.
County of Philadelphia   )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires:  9/13/08

For Charles C. Cornelio:

State of North Carolina )
                        ) SS.
County of Guilford      )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Sandra J. Woodruff
------------------------------------
Notary Public
My Commission Expires: June 13, 2008

For George W. Henderson, III:

State of NC          )
                     ) SS.
County of Guilford   )

Sworn and subscribed before me this 7th day of August, 2006.

/s/ Joyce K. Coble
------------------------------------
Notary Public
My Commission Expires: 6-14-09

For Mark E. Konen:

State of NC          )
                     ) SS.
County of Guilford   )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Debbie B. Marlow
------------------------------------
Notary Public
My Commission Expires: 6-15-07

For Barbara S. Kowalczyk:

State of Pennsylvania    )
                         ) SS.
County of Philadelphia   )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Marguerite Leanne Lachman:

State of New York    )
                     ) SS.
County of NY         )

Sworn and subscribed before me this 8th day of August, 2006.

/s/ Mersima Hoti
------------------------------------
Notary Public
My Commission Expires:  12-05-2009

For Louis G. Marcoccia:
----------------------

State of New York    )
                     ) SS.
County of Onondaga   )

Sworn and subscribed before me this 2nd day of August, 2006.

/s/ Nancy J. Freeman
------------------------------------
Notary Public
My Commission Expires:  April 24, 2007

For Jill S. Ruckelshaus:
-----------------------

State of WA              )
                         ) SS.
County of King           )

Sworn and subscribed before me this 3rd day of August, 2006.

/s/ Diane L. Hodgson
------------------------------------
Notary Public
My Commission Expires: December 11, 2009

For Michael S. Smith:

State of Indiana       )
                       ) SS.
County of Allen       )

Sworn and subscribed before me this 1 day of August, 2006.

/s/ Sharlene K. Honegger
------------------------------------
Notary Public
My Commission Expires: 2/29/08

For Westley V. Thompson:

State of Connecticut     )
                         ) SS. Hartford
County of Hartford       )

Sworn and subscribed before me this 3rd day of August, 2006.

/s/ Barbara A. Tofield
------------------------------------
Notary Public
My Commission Expires: 2/28/2008














Version July 20, 2006